                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
              PURSUANT TO SECTION 12(b) OR 12(g) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (THE "EXCHANGE ACT")

                             ----------------------

                             EXE TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

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                DELAWARE                              751719817
(State of Incorporation or Organization)   (I.R.S. Employer Identification No.)

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  8787 STEMMONS FREEWAY, DALLAS, TEXAS                   75247
(Address of Principal Executive Offices)              (Zip Code)

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If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. / /

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. / /

Securities Act registration statement file number to which this form relates:
333-_______________ (If applicable)

Securities to be registered pursuant to Section 12(b) of the Exchange Act:

     Title of Each Class                      Name of Each Exchange on Which
     to be so Registered                      Each Class is to be Registered
     -------------------                      ------------------------------

   ----------------------                         ----------------------

Securities to be registered pursuant to Section 12(g) of the Exchange Act:

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                     COMMON STOCK, $.01 PAR VALUE PER SHARE
                                (Title of Class)

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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         The description of the securities to be registered hereby as set forth under caption "Description of Capital Stock" in (i) the prospectus (subject to completion) dated April____, 2000 and included in Part I of the Registration Statement (Registration No. 333-______) on Form S-1 (as amended, the "Registration Statement") of the registrant filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and (ii) the related final form of the prospectus to be filed with the Commission pursuant to Rule 424(b) of the Securities Act, is incorporated herein by reference.

ITEM 2.  EXHIBITS

         The following exhibits are filed as part of this registration statement:

         Exhibit No.                Exhibit Description
         -----------                -------------------
              3.1a*                 Amended and Restated Certification of
                                    Incorporation of the Company
              3.1b*                 Form of Second Amended and Restated
                                    Certification of Incorporation of
                                    the Company
              3.2a*                 By-Laws of the Company, as amended
              3.2b+                 Amended and Restated By-Laws of the Company

* Previously filed with the Commission as an exhibit to the Registration Statement and incorporated herein by reference pursuant to Rule 12b-32(a) of the Exchange Act and Rule 102 of Regulation S-T.
+ To be filed with the Commission as an exhibit to the Registration Statement.


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

                                    SIGNATURE

              Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                EXE TECHNOLOGIES, INC.



Date:  April 18, 2000           By: /s/ Michael A. Burstein
                                    --------------------------
                                    Name:  Michael A. Burstein
                                    Title: Senior Vice President, Finance,
                                           Chief Financial Officer and
                                           Treasurer

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

                                  EXHIBIT INDEX

         Exhibit No.                Exhibit Description
         -----------                -------------------
              3.1a*                 Amended and Restated Certification of
                                    Incorporation of the Company
              3.1b*                 Form of Second Amended and Restated
                                    Certification of Incorporation of
                                    the Company
              3.2a*                 By-Laws of the Company, as amended
              3.2b+                 Amended and Restated By-Laws of the Company


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